UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Lear Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
LEAR CORPORATION
2023 Annual Meeting
Vote by May 17, 2023 11:59 PM ET
LEAR CORPORATION ATTN: INVESTOR RELATIONS 21557 TELEGRAPH ROAD SOUTHFIELD, MI 48033
V05140-P87531
You invested in LEAR CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2023.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users Vote Virtually at the Meeting*
Point your camera here and May 18, 2023
9:00 AM ET
vote without entering a control number
Virtually at: www.virtualshareholdermeeting.com/LEA2023
*Please check the meeting materials for any special requirements for meeting attendance.
V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. Election of Directors
Nominees:
1a. Mei-Wei Cheng For 1b. Jonathan F. Foster For 1c. Bradley M. Halverson For 1d. Mary Lou Jepsen For 1e. Roger A. Krone For 1f. Patricia L. Lewis For 1g. Kathleen A. Ligocki For 1h. Conrad L. Mallett, Jr. For 1i. Raymond E. Scott For 1j. Gregory C. Smith For
2. Ratification of the retention of Ernst & Young LLP as Lear Corporation’s (the “Company”) independent registered public accounting firm for 2023. For
3. Approve, in a non-binding advisory vote, the Company’s executive compensation. For
4. Approve, in a non-binding advisory vote, the frequency of the advisory vote on the Company’s executive compensation. One Year
5. Approve the amendment and restatement of the Company’s 2019 Long-Term Stock Incentive Plan. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
V05141-P87531
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